   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 12, 1994

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                     FIRST PRAIRIE DIVERSIFIED ASSET FUND
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     FIRST PRAIRIE DIVERSIFIED ASSET FUND
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(t)(1), or 14a-6(J)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
Notes:
- ---------------
(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                      FIRST PRAIRIE DIVERSIFIED ASSET FUND
                           THREE FIRST NATIONAL PLAZA
                            CHICAGO, ILLINOIS 60670

Dear Shareholder:

     As a shareholder of First Prairie Diversified Asset Fund (the "Existing Fund"), you are entitled to vote on the proposal described below and in the enclosed materials.

     Currently, the Existing Fund is organized as a Massachusetts business trust. Because the Existing Fund is part of the Prairie Family of Funds and is designed for individual investors, management of the Existing Fund has determined that certain operational efficiencies might be achievable if the Existing Fund -- while continuing as a separate entity for purposes of the Investment Company Act of 1940 -- were to reorganize as a separate series of a single Massachusetts business trust. The transaction will not result in the imposition of Federal income tax on you.

     The proposal provides that the Existing Fund exchange all of its assets, subject to its liabilities, for shares of a separate new series of Prairie Funds, a newly formed investment company organized as a Massachusetts business trust (the "Trust"). The Trust is comprised of twelve series, including the Managed Assets Income Series (the "Series") into which the Existing Fund is proposed to be reorganized. Under the proposal, the Existing Fund would receive, in exchange for its assets attributable to Class A, Class A shares of beneficial interest of the Series, par value $.001 per share ("Series Shares"). Upon consummation of this transaction (the "Exchange"), the Series Shares received by the Existing Fund will be distributed by the Existing Fund to its shareholders (the "Shareholders"), with each Shareholder receiving the same number of Series Shares (or fractions thereof) as Existing Fund shares held immediately prior to the Exchange. The Existing Fund then will be liquidated and dissolved.

     The Series will have the same investment objective as the Existing Fund with which it is to be reorganized. Differences between the Existing Fund and the Series regarding the investment adviser and fees, management policies, lower sales charges, and shareholder services are set forth in the enclosed Proxy Statement/Prospectus.

     Further information about the transaction is contained in the enclosed materials, which you should review carefully.

     Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

     THE EXISTING FUND'S BOARD MEMBERS RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSED TRANSACTION. If you have any questions after considering the enclosed materials, please feel free to call (312) 732-3237 between the hours of 9:00 a.m. and 5:30 p.m. (New York time), Monday through Friday.
                                          Sincerely,

                                          /s/ JOHN E. PELLETIER

                                          John E. Pelletier,
                                          Secretary

December 19, 1994
                                                                              --

                      FIRST PRAIRIE DIVERSIFIED ASSET FUND

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders:

     A Special Meeting of Shareholders of First Prairie Diversified Asset Fund (the "Existing Fund") will be held at the offices of Concord Holding Corporation, 125 West 55th Street, 11th Floor, New York, New York 10019, on Tuesday, January 17, 1995 at 10:00 a.m. for the following purposes:

          1. To consider an Agreement and Plan of Exchange (the "Plan") for the Existing Fund providing for the transfer of all or substantially all of its assets, subject to its liabilities, to a new series (the "Series") of Prairie Funds, a newly created Massachusetts business trust (the "Trust"). Under the Plan, the Existing Fund would receive, in exchange (the "Exchange") for its assets attributable to Class A, Class A shares of beneficial interest of the Series, par value $.001 per share ("Series Shares"). Series Shares received in the Exchange will be distributed by the Existing Fund to its shareholders in liquidation of the Existing Fund, after which the Existing Fund will be dissolved; and

          2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on December 5, 1994, will be entitled to receive notice of and to vote at the meeting.

                                          By Order of the Board of Trustees

                                          /s/ JOHN E. PELLETIER

                                          John E. Pelletier,
                                          Secretary
New York, New York
December 19, 1994
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                      WE NEED YOUR PROXY VOTE IMMEDIATELY

     A SHAREHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY
     LAW, THE MEETING OF SHAREHOLDERS OF THE EXISTING FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF
     ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE
     EXISTING FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT
     VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE
     CRITICAL TO ENABLE THE EXISTING FUND TO HOLD THE MEETING AS SCHEDULED,
     SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER
     SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                      FIRST PRAIRIE DIVERSIFIED ASSET FUND
                           PROXY STATEMENT/PROSPECTUS
                               December 19, 1994

                        Special Meeting of Shareholders
                         to be held on January 17, 1995

     This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of First Prairie Diversified Asset Fund (the "Existing Fund") to be used at the Special Meeting of Shareholders (the "Meeting") to be held on Tuesday, January 17, 1995 at 10:00 a.m., at the offices of Concord Holding Corporation, 125 West 55th Street, 11th Floor, New York, New York 10019, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 5, 1994 (each, a "Shareholder" and, collectively, the "Shareholders") are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each share of beneficial interest of the Existing Fund, par value $.01 per share ("Existing Fund Share"), held and fractional votes for each fractional Existing Fund Share held. Existing Fund Shares are classified into two classes -- Class A and Class B. Only Class A shares are outstanding. Existing Fund Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Existing Fund, which must indicate the Shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any Shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of December 5, 1994, 3,743,317.345 Existing Fund Shares were issued and outstanding.

     It is proposed that the Existing Fund transfer all or substantially all of its assets, subject to its liabilities, to a separate new series of Prairie Funds, a newly created Massachusetts business trust (the "Trust"). The Trust is comprised of twelve series, including the Managed Assets Income Series (the "Series") into which the Existing Fund is proposed to be reorganized. The Series is an open-end, diversified management investment company.

     This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely information about the Series that Shareholders should know before voting on the proposal or investing in the Series. Additional information, contained in a Statement of Additional Information dated December 19, 1994 forming a part of the Trust's Registration Statement on Form N-14 (File No. 33-56527), has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-370-9446 or writing to the principal executive offices of the Series at 125 West 55th Street, New York, New York 10019. The Statement of Additional Information is incorporated herein by reference in its entirety.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL 1.  APPROVAL OF AN AGREEMENT AND PLAN OF EXCHANGE PROVIDING FOR THE
             TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE EXISTING FUND TO THE SERIES

INTRODUCTION

     At a meeting of the Existing Fund's Board held on November 18, 1994, The First National Bank of Chicago ("FNBC"), the Existing Fund's investment adviser, recommended that the Board consider, and the Board approved, an Agreement and Plan of Exchange (the "Plan"), a form of which is attached hereto as Exhibit A. The Plan provides for the transfer of all or substantially all of the assets of the Existing Fund attributable to its Class A, subject to stated liabilities, to the Series. Under the Plan, the Existing Fund would receive, in exchange (the "Exchange") for its assets attributable to Class A, Class A shares of beneficial interest of the Series, par value $.001 per share ("Series Shares"), all as more fully described herein. Upon consummation of the Exchange, Series Shares received by the Existing Fund will be distributed to its Shareholders, with each Shareholder receiving a distribution of a number of Series Shares (or fractions thereof) equal to the value of such Shareholder's Existing Fund Shares held immediately prior to the Exchange. The Existing Fund then will be dissolved.

     The Series has the same investment objective and management policies as the Existing Fund, except to the extent described below under "Certain Differences Between the Existing Fund and the Series."

THE PLAN

     The following summary of the important terms and conditions of the Plan is qualified in its entirety by reference to the Plan. The Plan provides that, subject to the requisite approval of the Shareholders, on the date of the Exchange the Existing Fund shall assign, transfer and convey to the Series all of the assets (subject to liabilities) of the Existing Fund, including all securities and cash, in exchange for Series Shares having an aggregate net asset value equal to the value of the net assets of the Existing Fund acquired. The Existing Fund will distribute all Series Shares received by it pro rata among its Shareholders in proportion to the number of Existing Fund Shares held. It is contemplated that each Shareholder will receive a number of Series Shares of the same class equal in value to the value and class of Existing Fund Shares held by such Shareholder immediately prior to the Exchange. Thereafter, the Existing Fund will dissolve. The dissolution of the Existing Fund is expected to occur as soon as practicable after the Exchange. Immediately following the Exchange, the former Shareholders of the Existing Fund will hold the only outstanding Series Shares (other than one Series Share which will be held by Concord Financial Group, Inc., the Series' distributor, for regulatory purposes). After the Exchange has been completed, the Series will operate as an open-end, diversified management investment company.

     Unless postponed by the Existing Fund and the Series, the Exchange is expected to occur on January 27, 1995, on the basis of the net assets of the Existing Fund as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on that day. The Exchange will not be effected until certain conditions are satisfied, including approval of the Plan by the Shareholders.

     The Plan may be amended at any time prior to the Exchange.

     The total expenses of the Exchange are expected to be approximately
$10,000.

     If the Exchange is not approved by the Shareholders, the Existing Fund's Board will consider other appropriate courses of action, including continuing operation of the Existing Fund in its present form.

REASONS FOR THE EXCHANGE

     The Exchange will establish the Series as the successor investment vehicle to the Existing Fund. It is believed that reorganization of the Existing Fund as a new series of a newly created Massachusetts business trust will prove beneficial in that the Series will be less expensive to operate than the Existing Fund individually. In addition, it is believed that the differences in management policies described under "Certain Differences Between the Existing Fund and the Series" should make the Series a more attractive investment vehicle than the Existing Fund.

TAX CONSEQUENCES

     The exchange of Existing Fund assets for Series Shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Series and Existing Fund will receive the opinion of Stroock & Stroock & Lavan, counsel to both the Series and the Existing Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all or substantially all of the Existing Fund's assets in exchange for Series Shares and the assumption by the Series of Existing Fund liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code; (2) no gain or loss will be recognized by the Series upon the receipt of Existing Fund assets solely in exchange for Series Shares and the assumption by the Series of liabilities of the Existing Fund; (3) no gain or loss will be recognized by the Existing Fund upon the transfer of its assets to the Series in exchange for Series Shares and the assumption by the Series of the Existing Fund's liabilities or upon the distribution (whether actual or constructive) of Series Shares to Shareholders in exchange for their Existing Fund Shares; (4) no gain or loss will be recognized by the Existing Fund Shareholders upon the exchange of Existing Fund Shares for Series Shares; (5) the aggregate tax basis for Series Shares received by each Existing Fund Shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Existing Fund Shares held by such Shareholder immediately prior to the Exchange, and the holding period of Series Shares to be received by each Existing Fund Shareholder will include the period during which Existing Fund Shares surrendered in exchange therefor were held by such Shareholder (provided Existing Fund Shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Existing Fund assets acquired by the Series will be the same as the tax basis of such assets to the Existing Fund immediately prior to the Exchange, and the holding period of Existing Fund assets in the hands of the Series will include the period during which those assets were held by the Existing Fund.

     NEITHER THE EXISTING FUND NOR THE SERIES HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Existing Fund Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Existing Fund Shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

SECURITIES TO BE ISSUED

     The Series will issue Series Shares in exchange for the transfer of the Existing Fund's assets. Series Shares have no preemptive or subscription rights and are freely transferable. Series Shares issued in the Exchange will be fully paid, legally binding and non-assessable by the Series. The Series has authorized an indefinite number of shares of beneficial interest and has classified its shares as Class A, Class B and Class I.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

     The Existing Fund's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Existing Fund's best interests and (ii) the interests of the Existing Fund's Shareholders will not be diluted as a result of the Exchange. Pursuant to the Existing Fund's charter documents, an affirmative vote of a majority of its Shareholders is required to approve the Plan and the Exchange.

     THE EXISTING FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

CERTAIN DIFFERENCES BETWEEN THE EXISTING FUND AND THE SERIES

     INVESTMENT ADVISER AND ADMINISTRATOR. The investment adviser of the Existing Fund is FNBC, acting through its Investment Management Department. The Existing Fund entered into an Investment Advisory Agreement dated as of December 16, 1985 (as revised October 1, 1993) with FNBC, pursuant to which the Existing Fund has agreed to pay FNBC a monthly fee at the annual rate of .65 of 1% of the value of the Existing Fund's average daily net assets. The administrator of the Existing Fund is The Dreyfus Corporation ("Dreyfus"). The Existing Fund entered into an Administration Agreement dated as of August 24, 1994 with Dreyfus, pursuant to which the Existing Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .30 of 1% of the value of the Existing Fund's average daily net assets.

     The investment adviser of the Trust will be First Chicago Investment Management Company ("FCIMCO"), a newly formed subsidiary of FNBC, which will employ substantially all the investment personnel who currently provide advisory services to the Existing Fund. The Trust will enter into an Investment Advisory Agreement with FCIMCO, pursuant to which the Trust will pay FCIMCO a monthly fee at the annual rate of .65 of 1% of the value of the Series' average daily net assets. The administrator of the Trust also will be FCIMCO. The Trust will enter into an Administration Agreement with FCIMCO, pursuant to which the Trust will pay FCIMCO a monthly fee at the annual rate of .15 of 1% of the value of the Series' average daily net assets (the "Administration Fee"). In addition, FCIMCO will enter into a Master Sub-Administration Agreement with Concord Holding Corporation ("Concord"), pursuant to which FCIMCO will pay Concord a portion of its Administration Fee in consideration of Concord's providing administrative services to the Series.

     MANAGEMENT POLICIES. The Series will follow an asset allocation strategy that first involves determining the asset mix that FCIMCO, as investment adviser, believes, based on its assessment of economic conditions and investment opportunities, will achieve the Series' objective and next involves choosing within the asset classes -- namely, equity securities, fixed-income securities and money market instruments -- securities believed appropriate for the Series.

     The Existing Fund is permitted to invest in the same securities as the Series, with the exceptions described below, but its investment approach does not include, in a formal way, the allocations among asset classes described above. The Existing Fund is permitted to purchase securities issued by foreign banks, but is not permitted to invest more than 25% of its total assets in such securities. Subject to its asset allocation strategy, the Series is permitted to invest in securities of foreign issuers without limitation. The risks of investing in securities of foreign issuers are described in the Trust's current Prospectus under "Description of the Funds -- Risk Factors -- Foreign Securities." The Existing Fund is not permitted to purchase a fixed-income security rated below investment grade by each rating agency rating the security. The Series is permitted to invest up to 5% of its net assets in convertible bonds rated below investment grade by the rating agencies rating the securities.

     The Existing Fund's Board believes that the Series, with its formal asset allocation strategy and somewhat broader investment policies, should be a more attractive investment vehicle than the Existing Fund.

     INITIAL SALES CHARGE. The schedules of the initial sales charge imposed on the Existing Fund's Class A shares differ somewhat from those applicable to Series Shares. The maximum initial sales charge is the same for both the Existing Fund and the Series; in addition, at higher purchase levels, the initial sales charge imposed on Series Shares is lower than that imposed on Class A shares of the Existing Fund.

     The schedules of the initial sales charge imposed on Series Shares and Existing Fund Class A shares are set forth below:

                            SERIES' TOTAL SALES LOAD

                                                                AS A
                                                    AS A        % OF           DEALERS'
                                                    % OF         NET           REALLOWANCE
                                                    OFFERING    ASSET          AS A
                                                    PRICE       VALUE          % OF
                                                     PER         PER           OFFERING
            AMOUNT OF TRANSACTION                   SHARE       SHARE          PRICE
- ----------------------------------------------      -----       -----          -----
Less than $50,000.............................       4.50        4.70           4.00
$50,000 to less than $100,000.................       4.00        4.20           3.50
$100,000 to less than $250,000................       3.00        3.10           2.50
$250,000 to less than $500,000................       2.00        2.00           1.50
$500,000 to less than $1,000,000..............       1.50        1.50           1.25
$1,000,000 and above..........................       none        none           none

                        EXISTING FUND'S TOTAL SALES LOAD

                                                                AS A
                                                    AS A        % OF           DEALERS'
                                                    % OF         NET           REALLOWANCE
                                                    OFFERING    ASSET          AS A
                                                    PRICE       VALUE          % OF
                                                     PER         PER           OFFERING
            AMOUNT OF TRANSACTION                   SHARE       SHARE          PRICE
- ----------------------------------------------      -----       -----          -----
Less than $50,000.............................       4.50        4.70           4.25
$50,000 to less than $100,000.................       4.00        4.20           3.75
$100,000 to less than $250,000................       3.00        3.10           2.75
$250,000 to less than $500,000................       2.50        2.60           2.25
$500,000 to less than $1,000,000..............       2.00        2.00           1.75
$1,000,000 to less than $3,000,000............       1.00        1.00           1.00
$3,000,000 to less than $5,000,000............        .50         .50            .50
$5,000,000 and above..........................        .25         .25            .25

     While there is no initial sales charge on purchases of $1,000,000 or more of Series Shares, if an investor redeems those Shares within a certain period after purchase, a contingent deferred sales charge ("CDSC") will be imposed at the time of redemption. Class A shares of the Existing Fund were not subject to such a CDSC at the time of redemption. The following table sets forth the CDSC imposed on Series Shares for the indicated time periods:

                                                               CDSC
                                                               AS A
                                                                 %
                                                                OF
                                                               AMOUNT
                                                               INVESTED
                                                                OR         YEAR SINCE
               AMOUNT OF TRANSACTIONS                          REDEMPTION   PURCHASE WAS
                  AT OFFERING PRICE                            PROCEEDS       MADE
- -----------------------------------------------------          -----    ----------------
$1,000,000 to less than $2,500,000...................          1.00%     First or Second
$2,500,000 to less than $5,000,000...................          0.50%               First
$5,000,000 and above.................................          0.25%               First

     SHAREHOLDER SERVICES. Both the Existing Fund and the Series offer the following shareholder services: Exchange Privilege allows you to exchange your shares for shares of another eligible fund; Automatic Investment Plan (or Automatic Asset Builder) -- allows you to purchase shares automatically at regular intervals which you select; and Letter of Intent -- by signing a Letter of Intent to purchase additional Class A shares or Series Shares, as the case may be, within 13 months, you become eligible for any reduced sales charge applicable to the total purchase.

     The following shareholder services are offered by the Existing Fund but not by the Series: Auto-Exchange Privilege allows you to automatically exchange Existing Fund shares for shares of certain other First Prairie mutual funds at regular intervals which you select; Government Direct Deposit Privilege enables you to purchase Existing Fund shares by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Existing Fund account; Automatic Withdrawal Plan -- allows you to withdraw a specified dollar amount from your Existing Fund account every month or quarter; and Dividend Options -- allows you to "sweep" your dividends and capital gain distributions into certain other First Prairie mutual funds.

     Conversely, the Series offers a Reinstatement Privilege (not offered by the Existing Fund), which allows you to repurchase Series Shares at the then-current net asset value, within 30 days of a redemption, in any amount not to exceed the redemption proceeds received.

CAPITALIZATION

     The following table sets forth as of December 5, 1994, (1) the capitalization of the Existing Fund, (2) the capitalization of the Series and
(3) the pro forma capitalization of the Series as adjusted showing the effect of the Exchange had it occurred on such date. No assurance can be given as to how many Series Shares the Existing Fund will receive in the Exchange, and the following table should not be relied upon to reflect the number of Series Shares that will actually be received in the Exchange for distribution to Shareholders.

                                                                                      PRO FORMA
                                                          EXISTING                    FOR SERIES
                                                            FUND         SERIES     AFTER EXCHANGE
                                                       --------------    ------     --------------
Total Class A net assets............................   $45,369,006.21    $10.00     $45,369,016.21
Net asset value per Class A share...................           $12.12    $10.00             $10.00
Class A shares outstanding..........................     3,743,317.345        1       4,536,901.62

           ADDITIONAL INFORMATION ABOUT THE SERIES AND EXISTING FUND

     Information about the Series is included in the Trust's current Prospectus and Statement of Additional Information for the Series, each dated December 13, 1994. Information about the Existing Fund is included in the Existing Fund's current Prospectus and Statement of Additional Information for the Existing Fund, each dated April 22, 1994. Copies of each of the Series' and the Existing Fund's Prospectuses are being furnished with this Prospectus/Proxy Statement and, together with each of the Series' and Existing Fund's Statements of Additional Information, are incorporated herein by reference.

                        FINANCIAL STATEMENTS AND EXPERTS

     The audited financial statements of the Existing Fund for the fiscal year ended December 31, 1993, which are included in the Existing Fund's Statement of Additional Information, dated April 22, 1994, have been examined by Ernst & Young LLP, independent auditors, whose reports thereon are included therein. The financial statements examined by Ernst & Young LLP have been incorporated herein by reference in reliance upon their report given on their authority as experts in accounting and auditing.

                                 OTHER MATTERS

     The Existing Fund's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

                               VOTING INFORMATION

     The Existing Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Existing Fund may pay persons holding Existing Fund Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Existing Fund Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Existing Fund Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal No. 1 .

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy.

     To the Existing Fund's knowledge, no Shareholder beneficially owned 5% or more of the Existing Fund's outstanding voting securities on December 5, 1994.

              NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

     Please advise the Existing Fund, in care of The First National Bank of Chicago, Three First National Plaza, Chicago, Illinois 60670, Attention: Laurel Carignan, whether other persons are the beneficial owners of Existing Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement/Prospectus and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Existing Fund Shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: December 19, 1994

                                                                       EXHIBIT A

                     FORM OF AGREEMENT AND PLAN OF EXCHANGE

     AGREEMENT AND PLAN OF EXCHANGE dated                , 1995 (the
"Agreement"), between FIRST PRAIRIE DIVERSIFIED ASSET FUND, a Massachusetts business trust (the "Existing Fund"), and the MANAGED ASSETS INCOME SERIES (the "Series") of PRAIRIE FUNDS, a Massachusetts business trust (the "Trust").

     WHEREAS, the Boards of the Existing Fund and the Trust have determined that it is in the best interests of the Existing Fund and Series, respectively, that the assets of the Existing Fund be acquired by the Series pursuant to this Agreement and in accordance with the applicable statutes of The Commonwealth of Massachusetts; and

     WHEREAS, the parties desire to enter into a plan of exchange pursuant to
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

  1.  PLAN OF EXCHANGE.

          (a) Subject to the requisite approval of the shareholders of the Existing Fund (the "Shareholders"), and to the terms and conditions contained herein, on the Exchange Date (as defined herein) the Existing Fund shall assign, transfer and convey to the Series, and the Series shall acquire, all of the Class A assets of the Existing Fund, including all securities and cash (subject to liabilities), for full Class A shares of beneficial interest of the Series, par value $.001 per share (the "Series Shares"), and, to the extent necessary, a fractional Series Share, all to be issued by the Series and all having an aggregate net asset value equal to the value of the net assets of the Existing Fund acquired. The value of the Existing Fund's assets to be acquired by the Series and the net asset value per share of the Series Shares shall be determined, as of the Exchange Date, in accordance with the procedures for determining the value of the Series' assets set forth in the Trust's Agreement and Declaration of Trust and in the then-current prospectus and statement of additional information that forms part of the Trust's Registration Statement on Form N-1A. In lieu of delivering certificates for the Series Shares, the Series shall credit the Series Shares to the Existing Fund's account on the share record books of the Series and shall deliver a confirmation thereof to the Existing Fund. The Existing Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the Shareholders on the share record books of the Series.

          (b) Delivery of the assets of the Existing Fund to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to The Bank of New York, 110 Washington Street, New York, New York, the Trust's custodian (the "Custodian"), for the account of the Series, with all securities not in book entry or bearer form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Series free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Series.

          (c) The Existing Fund will pay or cause to be paid to the Series any interest received on or after the Exchange Date with respect to assets transferred to the Series hereunder. The Existing Fund will transfer to the Series any distributions, rights or other assets received by the Existing Fund after the Exchange Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Series on the Exchange Date and shall not be separately valued.

          (d) The Exchange Date shall be January 27, 1995, or such earlier or later date as may be mutually agreed upon by the parties.

          (e) As soon as practicable after the Exchange Date the Existing Fund shall distribute all Series Shares received by it among the Shareholders in proportion to the number of shares each Shareholder holds in the Existing Fund (the "Existing Fund Shares"), and thereafter will dissolve.

  2.  THE EXISTING FUND'S REPRESENTATIONS AND WARRANTIES.

     2.1. The Existing Fund represents and warrants to and agrees with the Series as follows:

          (a) The Existing Fund (i) is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and (ii) has power to own all of its properties and assets and, subject to the approval of the Shareholders, to carry out this Agreement.

          (b) The Existing Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) Except as shown on the financial statements of the Existing Fund for the period ended December 31, 1993 and as incurred in the ordinary course of the Existing Fund's business since December 31, 1993, the Existing Fund has no known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Existing Fund.

          (d) For each fiscal year of its operation, the Existing Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (e) On the Exchange Date, the Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

  3.  THE SERIES' REPRESENTATIONS AND WARRANTIES.

     The Series represents and warrants to and agrees with the Existing Fund as follows:

          (a) The Series (i) is a series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and (ii) has power to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) The Series is registered under the 1940 Act as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The Series has no known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Series.

          (d) For its fiscal year in which the exchange contemplated hereby occurs and for each taxable year thereafter, the Series intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (e) At the Exchange Date, the Series Shares to be issued to the Existing Fund (the only Series Shares to be issued as of the Exchange Date, except for the initial capital of the Series) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Series. No Series shareholder will have any preemptive right of subscription or purchase in respect thereof.

  4.  THE SERIES' CONDITIONS PRECEDENT.

     The obligations of the Series hereunder shall be subject to the following conditions:

          (a) The Existing Fund shall have furnished to the Series a statement of the Existing Fund's assets, including a list of securities owned by the Existing Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

          (b) As of the Exchange Date, all representations and warranties of the Existing Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Existing Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

          (c) A vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the holders of at least a majority of the outstanding Existing Fund Shares entitled to vote.

  5.  THE EXISTING FUND'S CONDITIONS PRECEDENT.

     The obligations of the Existing Fund hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Series made in this Agreement shall be true and correct as if made at and as of such date, and that the Series shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

  6.  THE SERIES' AND THE EXISTING FUND'S CONDITIONS PRECEDENT.

     The obligations of both the Series and the Existing Fund hereunder shall be subject to the following conditions:

          (a) This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of at least a majority of the Existing Fund Shares as of the close of business on January 17, 1995, or such earlier or later date as may be mutually agreed upon by the parties.

          (b) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

  7.  TERMINATION OF AGREEMENT.

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of either the Existing Fund or the Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the Shareholders) if circumstances should develop that, in the opinion of either of the Boards, make proceeding with this Agreement inadvisable.

     If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Series, the Trust, or the Existing Fund, in respect of this Agreement.

  8.  WAIVER.

     At any time prior to the Exchange Date, any of the foregoing conditions may be waived by the Board of either the Existing Fund or the Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the Shareholders.

  9.  NO SURVIVAL OF REPRESENTATIONS.

     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

  10.  GOVERNING LAW.

     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

  11.  COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

  12.  LIMITATION OF LIABILITY.

          (a) The names "Managed Asset Income Series of Prairie Funds" and "Trustees of the Trust" refer, respectively, to the Series and the Trustees of the Trust, as trustees but not individually or personally, acting from time to time under the Trust's Agreement and Declaration of Trust, a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Series entered into in the name or on behalf thereof by any of the Trustees of the Trust, or its representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, representatives or agents of the Series or Trust personally, but bind only the Series' property, and all persons dealing with any class or series of shares of the Series must look solely to the Series' property belonging to such class or series for the enforcement of any claims against the Series.

          (b) The names "Existing Fund" and "Trustees of the Existing Fund" refer, respectively, to the Existing Fund and the Trustees of the Existing Fund, as trustees but not individually or personally, acting from time to time under the Existing Fund's Agreement and Declaration of Trust, a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and at the principal office of the Existing Fund. The obligations of the Existing Fund entered into in the name or on behalf thereof by any of its Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, representatives or agents of the Existing Fund personally, but bind only the Existing Fund's property, and all persons dealing with any class or series of shares of the Existing Fund must look solely to the Existing Fund's property belonging to such class or series for the enforcement of any claims against the Existing Fund.

     IN WITNESS WHEREOF, each of the Series and Existing Fund has caused this Agreement and Plan of Exchange to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                           PRAIRIE FUNDS,
                                           on behalf of its
                                           MANAGED ASSETS INCOME SERIES

ATTEST:                                         By:

- ---------------------------------------------   -------------------------------------------
[Name, Title]                                   [Name, Title]

                                                FIRST PRAIRIE DIVERSIFIED ASSET FUND

ATTEST:                                         By:
- ---------------------------------------------   -------------------------------------------
[Name, Title]                                   [Name, Title]

- --